Stock Based Compensation	3 Months Ended
Mar. 31, 2011
Notes to Financial Statements [Abstract]
Stock Based Compensation
We have a Long-Term Incentive Plan (the "Plan") which is described more fully in our Annual Report on Form 10-K for the year ended December 31, 2010. The Plan provides for long-term performance compensation for key employees. A variety of discretionary awards for employees are authorized under the plan, including incentive or non-qualified stock options, stock appreciation rights, restricted or nonrestricted stock awards and performance awards.
During the first quarter of 2011, the Company granted 0.4 million stock options and 0.3 million restricted share awards, including performance share awards. The number of shares ultimately issued for the performance share awards depends upon the specified performance conditions attained. Share based compensation costs totaled $6.8 million for the first quarter of 2011 and $5.4 million for the first quarter of 2010.
Compensation costs of share options are estimated on the date of grant using a lattice-based binomial model. The weighted-average assumptions used in the model were as follows:

	Three Months Ended March 31,
	2011	2010
Weighted-average fair value of stock options granted	$18.90	$13.73
Assumptions used to determine fair value:
Dividend yield	0.56%	0.76%
Risk-free rate of return	2.30%	2.53%
Expected life of options (years)	5.0	5.0
Expected volatility	38.90%	38.24%

As of March 31, 2011, $10.7 million of total unrecognized stock-based compensation costs related to stock options is expected to be recognized over a weighted-average period of 1.8 years. In addition, $27.4 million of total unrecognized stock-based compensation cost related to restricted stock awards, including performance awards, is expected to be recognized over a weighted-average period of 1.6 years.